Costs Associated with Exit and Restructuring Activities - Restructuring Reserve Activity (Details 3) (June 2013 Plan and April 2014 Plan [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2014
June 2013 Plan and April 2014 Plan [Member]
Restructuring reserve activity
Restructuring liability at beginning	$ 3,100
Restructuring and restructuring-related charges	7,442
Cost paid	(6,638)
Restructuring liability at ending	$ 3,904